Exhibit 10.2

AmendmenT No. 1
TO
eMPLOYMENT AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Employment Agreement (as defined below) is entered into as of May 17, 2018, by and between Melinta Therapeutics, Inc., a Delaware corporation (the “Company”) and Daniel Mark Wechsler (the “Executive”).

WHEREAS, the Company and Executive are parties to that certain Employment Agreement, dated October 30, 2017 (the “Employment Agreement”), which governs the terms and conditions of Executive’s employment with the Company; and

WHEREAS, the Company and Executive now desire to amend the Employment Agreement, effective January 1, 2018, to revise Executive’s target annual bonus opportunity, as mutually agreed upon by and between the Company and Executive.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.Capitalized Terms.  Capitalized terms that are not defined in this Amendment shall have the meanings ascribed thereto in the Employment Agreement.

2.Amendment.  The second sentence of Section 4(b) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“Effective as of January 1, 2018, the target Annual Bonus for each fiscal year during the Term shall be 65% of Base Salary (“Target Annual Bonus”) and the maximum Annual Bonus shall not be less than 84.5% of Base Salary (or 130% of the Target Annual Bonus), with the actual Annual Bonus payable being based upon the level of achievement of annual Company and specific individual performance objectives for such fiscal year, as determined by the Compensation Committee and communicated to Executive.”

3.Ratification and Confirmation.  Except as specifically amended by this Amendment, the Employment Agreement is hereby ratified and confirmed in all respects and remains valid and in full force and effect. Whenever the Employment Agreement is referred to in this Amendment or in any other agreement, document or instrument, such reference shall be deemed to be to the Employment Agreement, as amended by this Amendment, whether or not specific reference is made to this Amendment.

4.Entire Agreement.  The Employment Agreement and this Amendment constitute the entire understanding and agreement of the parties hereto regarding Executive’s continued employment with the Company and supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter hereof.

5.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to principles of conflicts of laws thereof.

6.Controlling Document.  In case of conflict between any of the terms and condition of this Amendment and the Employment Agreement, the terms and conditions of this Amendment shall control.

7.Acknowledgment.  Executive acknowledges (i) that Executive has consulted with or has had the opportunity to consult with independent counsel of Executive’s own choice concerning this Amendment, and has been advised to do so by the Company, and (ii) that Executive has read and understands this Amendment, is fully aware of its legal effect, and has entered into it freely based on Executive’s own judgment.

8.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.  The execution of this Amendment may be by actual signature or by signature delivered by facsimile or by e-mail as a portable document format (.pdf) file or image file attachment.

9.Headings.  Section headings are for convenience only and shall not be considered a part of this Amendment.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

Melinta Therapeutics, Inc.

__/s/ Juliet Agranoff___________
By: Juliet Agranoff
Title: Senior Vice President, Human Resources

_/s/ Daniel Wechsler___________
Daniel Mark Wechsler

[Signature Page to Amendment to Employment Agreement]